Vector Intersect Security Acquisition Corporation and Cyalume Technology

Investor Presentation

September 2008

CYALUME®
Light Technology

Safe Harbor/Forward Looking Statements

- The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Vector Intersect Acquisition Corporation ("Vector") on _______________, 2008. vector is holding presentations for its stockholders regarding its purchase of Cyalume Technologies, Inc. ("Cyalume"), as described in an earlier Form 8-K filed by Vector which describes the acquisition in more detail.
- Rodman & Renshaw LLC ("Rodman"), the managing underwriter of Vector's initial public offering ("IPO") consummated in May 2007, is assisting Vector in its efforts and will receive approximately $2.3 million, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of Cyalume. Vector and its directors and executive officers and Rodman may be deemed to be participants in the solicitation of proxies for the special meeting of Vector's stockholders to be held to approve this transaction. Vector's officers and some of its directors are also stockholders of Vector and have waived their rights to any liquidation distribution Vector makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if Vector does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Interested persons can also read Vector's preliminary and definitive proxy statements, when they are available, as well as Vector's final IPO prospectus, dated April 25, 2007, as well as periodic reports Vector filed with the SEC, for more information about Vector, its officers and directors, and their individual and group security ownership in Vector, and interests in the successful consummation of the acquisition of Cyalume.
- Vector's stockholders and other interested persons are advised to read Vector's preliminary and definitive proxy statements, when available, in connection with Vector's solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of Cyalume and periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov). Once available, Vector will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to Vector.

Non-GAAP Financial Measures

- This presentation contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Cyalume.

Cyalume Light Technologies


MK 281 MOD1 40MM TRAINING CARTRIDGE
DAY
NIGHT
CONTROL THE SITUATION
ESTABLISH A PERIMETER
MARK REFERENCE POINTS
CYALUME

A simple business, fast growing markets, single use products generating high margins

Cyalume Light Technologies – Summary P&L

	Actual		Forecast	Projections		
	2006	2007	2008	2009	2010	CAGR
Total Revenue	31.1	39.0	45.2	60.0	79.2	*26.3%*
Cost of Goods Sold	19.3	19.1	22.0	30.9	42.8	
Gross Profit	11.8	20.0	23.2	29.1	36.4	*32.6%*
Margin %	*38%*	*51%*	*51%*	*48%*	*46%*	
EBITDA	9.0	11.3	14.5	18.5	24.0	*27.9%*
Margin %	*29%*	*29%*	*32%*	*31%*	*30%*	

Business Combination

- Vector established in July 2005 as a special purpose acquisition corporation for the purpose of acquiring an operating business in the security and defense industries.
- IPO on May 3, 2007, (VTRQ.OB)
  - Sold 7.4 million units at $8.00 consisting of:
    - One common share of Vector
    - One common stock purchase warrant
- On February 14, 2008, Vector announced it had reached a definitive agreement to acquire Cyalume Technologies Inc, a leading provider of safety, security and training products for the US military and other militaries for $120 million consisting of $80.4M cash and 4.97M shares of VTRQ, subject to adjustment
- *Vector is acquiring Cyalume, a company with a 25% CAGR of revenues and more than 25% EBITDA margins, for 8.5X 2008 EBITDA*

Investment Appeals

- Predictable, recurring revenue stream
- Strong EBITDA margins
- Significant barriers to entry and patents
- Strategy targets high growth markets
- Compelling valuation
- Seasoned management team

Cyalume Light Technologies

Predictable, recurring revenue stream

- 20%+ Projected Annual Growth
- 150% Projected Annual Growth from New High Growth Market
- Disposable nature of products
- Long term contracts with US government and NATO

Cyalume Light Technologies

Highly Profitable Business

- Consistent revenue and EBITDA growth
  - Projected Revenue - 2006 to 2010 CAGR of 26.3%
  - Projected EBITDA - 2006 to 2010 CAGR of 27.9%
  - 50% + profit margins and 25% + EBITDA margins
  - Europe revenue grew over 50% to $11M



Revenue 2006 - 2010
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
26.3% CAGR
31.1
39.0
45.2
60.0
79.2
2006
2007
2008
2009
2010



EBITDA 2006 - 2010
25.0
20.0
15.0
10.0
5.0
-
27.9% CAGR
9.0
11.3
14.5
18.5
24.0
2006
2007
2008
2009
2010

Cyalume Light Technologies

Significant Barriers to Entry

- Unique chemiluminescence technology position
  - NOT in the consumer glow stick business.
  - Long term contracts with NATO and US military
  - Cyalume has world class R&D team devoted to chemiluminescence advancement
  - Large patent portfolio, including 33 issued patents and several pending patents

Strong Intellectual Property

- Recently issued patents for more environmentally friendly products will provide barriers to competition
  - Phthalate Free Formulation
    - This new patented formula will comply with NATO, other EU and US requirements
    - Use of phthalates are banned in the EU and California for use in products exposed to children
    - All currently commercially available chemical light products include dibutyl phthalate
    - Cyalume has developed and is in the process of launching a new phthalate free formula
  - Bio-degradable Products
    - Cyalume has patented the bio-degradable light stick
    - New products meets the EU standards of bio-degradability
- Other key patented technologies include:
  - Glow in the Dark Reflector
  - Solids with Chemiluminescent Properties
  - Flexible Translucent Chemiluminescent Packet
  - High Output Chemiluminescent Light Formulations

New Military Products: Ammunition

40mm DAY and NIGHT

MK 281 MOD1

Night vision equipment
Super Owl 3rd gen. Omni V






40MM PRAC
MK281


MK 281 MOD1
40MM TRAINING CARTRIDGE
DAY
NIGHT

Cyalume Light Technologies

Strategy targets fast growing markets

- New ammunition with Chemiluminescent & Photo-luminescent Technologies
  - Grew from $2 million to estimated $4 million from 2007 to 2008 from ONE caliber
  - Continued expansion into new calibers planned through 2010
  - Multi billion dollar end user market, estimated potential revenue to Cyalume over $50M
    - EBITDA margin of 40% (assumes 100M rounds used annually)
  - Target of $21M revenue and 20.8M rounds in 2010 for a CAGR of 121% from 2007



Revenue
25.00
20.00
15.00
10.00
5.00
-
2006
2007
2008
2009
2010



Ammunition Development Schedule
2007
2008
2009
2010
40MM HV
40MM Sponge
40MM LV
9 MM
30 MM
Shotgun
60 MM
120 MM

Military Products and Applications

- ***Applications:***
- Signaling
- Safety
- Marking
- Trip-wires
- Friend or For
- Perimeter Control
- Night marking








CYALUME







Safety Products and Applications

- ***Applications:***
- Auto safety
- Reflective and Photo luminescent gear
- Flare replacement
- Safe, non-powered light
- Evacuation lights
- Incursion Baton


CYALUME







International Opportunities

Sole provider to NATO

- Only chem-light provider with valid NATO Stock Number
- NAMSA contract provides vehicle for all NATO countries to purchase Cyalume products

Environmentally friendly product

- NATO and country specific regulations will require all chem-light products to be phthalate free and biodegradable
- No competitive products are currently capable of meeting the spec


Greenland
Arctic Circle
EUROPE
ASIA
NORTH AMERICA
Tropic of Cancer
ATLANTIC
PACIFIC OCEAN
PACIFIC
Equator
AFRICA
OCEAN
INDIAN OCEAN
SOUTH AMERICA
Tropic of Capricorn
OCEAN
AUSTRALIA
Antarctic Circle
ANTARCTICA

Pan-Europe expansion

- Total European sales in 2007 were $11 million, 80% of which were in the UK
- Cyalume has made minimal sales efforts beyond the UK
- The company estimates the potential sales for Europe to be three times current sales but require sufficient marketing and sales efforts to be realized

Global expansion

- Multi-million dollar opportunities in new markets such as Columbia and India
- Current sales opportunities in Turkey, Israel, Singapore and Canada

Attractive Valuation

Comparables Analysis for Cyalume Technologies

Comp Set 1:

Companies selected base on similar fundemental financials as Cyalume (Similar revenue, growth, EBITDA

LTM EBITDA Multiples

Comp Set 1	Closing Price 9/5	S/O	Net Debt	EV	LTM EBITDA	Updated Multiple
	Updated Sept 5th					
Solar Millenium AG	€ 24.12	€ 12.50	€ 26.00	€ 327.50	€ 13.23	24.8x
Ebix Inc.	$ 102.23	3.17	$ 33.38	$ 357.45	$ 24.31	14.7x
Somanetics Corp.	$ 22.23	12.10	$ (51.83)	$ 217.15	$ 12.48	17.4x
Advanced Battery Technologies Inc.	$ 4.16	52.55	$ (21.01)	$ 197.60	$ 16.36	12.1x
Hi-Shear Technology Corp.	$ 10.77	6.82	$ (1.58)	$ 71.88	$ 9.86	7.3x
Average						15.2x

	une 30, 2008 LTM EBITD		ept. 30, 2008 LTM EBITD		Dec. 31, 2008 LTM EBITDA	
Cyalume's LTM EBITDA	$ 13.20		$ 13.74		$ 14.48	
	Set 1	Set 2	Set 1	Set 2	Set 1	Set 2
Implied Enterprise Value	$ 201.24	$ 223.67	$ 209.41	$ 232.75	$ 220.81	$ 245.43
Less Net Debt	$ 26.00	$ 26.00	$ 26.00	$ 26.00	$ 26.00	$ 26.00
Equity Value	$ 175.24	$ 197.67	$ 183.41	$ 206.75	$ 194.81	$ 219.43
Shares Outstanding	17.42	17.42	17.42	17.42	17.42	17.42
Implied Price Per Share	$ 10.06	$ 11.35	$ 10.53	$ 11.87	$ 11.18	$ 12.59

Comp Set 2:

Similar businesses with the military - Infrared, disposable products, etc.

Comp Set 2	Closing Price 9/5	S/O	Net Debt	EV	LTM EBITDA	Updated Multiple
	Updated Sept 5th					
Abaxis, Inc.	$ 18.45	21.78	(30.02)	$ 371.82	$ 21.20	17.5x
FLIR Systems, Inc.	$ 34.20	139.20	$(167.22)	$ 4,593.42	$ 238.89	19.2x
II-VI, Inc.	$ 40.81	29.91	$ (68.74)	$ 1,151.89	$ 73.91	15.6x
TASER International, I	$ 6.57	61.71	$ (33.03)	$ 372.40	$ 24.14	15.4x
Average						16.9x

VECTOR INTERSECT SECURITY ACQUISITION CORPORATION

CYALUME Light Technology

Management Team

- **Derek Dunaway** – President
  - Vector Intersect
  - CEO - TechOnLine
  - VP Portfolio Management – Selway Partners
  - Managing Director – AppNet Strategy Consulting

- **Michael Bielonko** - CFO
  - CFO CTM Group; Arcade Equipment
  - Board Member; Omni Facility Services Canada
  - COO & CFO Omni Facility Services: Maintenance Services
  - VP & CFO Yankee Gas
  - Director Treasury Services; Northeast Utilities
  - MBA & CPA



- **Earl Cranor** - VP Technology
  - CTO Omniglow Corporation
  - VP Omniglow Corporation
  - Director Operations American Cyanamid Chemical Light
  - Plant Manager GAF Corporation



- **LT Colonel (R) Thomas McCarthy** - VP Military Division
  - 20 years US Army; Commands from Platoon to Battalion
  - Desert Storm Tour: Awarded Bronze Star
  - MBA

Financial Results - YTD

	January - June	
	2007	2008
Net Revenue	19,435	20,853
Cost of Sales	9,809	9,790
Gross Profit	9,626	11,063
Gross Margin	*50%*	*53%*
Adjusted EBITDA	5,459	7,272
EBITDA Margin	*28%*	*35%*
Adj. Net Income *	679	3,610

* Net Income adjusted for non-cash amortization of intangible assets

Conclusion

- History
- Stability
- Growth
- Technology
- Future



THE PRINCE'S KIT
WATER PACK
An integral water carrying system, enables him to drink on the go. He will also be carrying emergency food rations in his backpack.
HELMET
Mark 6 combat helmet made of tough nylon fibre.
BODY ARMOUR
Osprey body armour made of Kevlar and hard plates.
GLOW STICKS
Cyalume glow sticks, one normal and one infrared, in front strapping for marking position at night.
AMMUNITION
Spare magazine lodged in front pocket. More ammunition in backpack.
CLOTHING
Desert combat suit, comprising trousers and full length shirt.
RADIO
Radio handset protruding. Pack contains transmitter and receiver unit.
RIFLE
Infantry SA80 rifle with SUSAT sight (a day sight with limited lowlight capability).
PISTOL
Browning 9mm in holster, strapped to right leg.

Cyalume products are embedded in daily operations of the worlds largest militaries at the individual soldier level

Shown here in a picture from the Daily Telegraph, Prince Harry in his standard kit, including Cyalume glowsticks

DISCUSSION

Cyalume®
Light Technology